Exhibit 10.2

Execution Version

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE OF ASSURANCE REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

WARRANT TO PURCHASE

SHARES OF COMMON STOCK

OF

AMERICAN APPAREL, INC.

Expires February 18, 2018

No.: W-A-11-1	Number of Shares: 759,809
Date of Issuance: March 24, 2011

FOR VALUE RECEIVED, the undersigned, American Apparel, Inc., a Delaware corporation (together with its successors and assigns, the “Issuer”), hereby certifies that Lion/Hollywood L.L.C. or its registered assigns is entitled to subscribe for and purchase, during the Term (as hereinafter defined), in whole or in part, up to Seven Hundred Fifty-Nine Thousand Eight Hundred and Nine (759,809) shares (subject to adjustment as hereinafter provided) of duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 11 hereof.

1. Term. The term of this Warrant shall commence on the Original Issue Date and shall expire at 11:59 p.m., New York City time, on February 18, 2018 (such period being the “Term”).

2. Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

(a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole at any time or in part during the Term.

(b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder’s election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) by “cashless exercise” in accordance with the provisions of subsection (c) of this Section 2, or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant.

(c) Cashless Exercise. Notwithstanding any provisions herein to the contrary, if the Per Share Market Value of one share of Common Stock on the date of exercise is greater than the Warrant Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may exercise all or a portion of this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed exercise form (in the form attached hereto) in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y	–	(A)(Y)
B

Where	X =	the number of shares of Common Stock to be issued to the Holder pursuant to the exercise of this Warrant by cashless exercise.

	Y =	the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised by cashless exercise, the portion of the Warrant being so exercised.

	A =	the Warrant Price.

	B =	the Per Share Market Value on (i) the Trading Day immediately prior to the date of exercise in the event that such exercise occurs prior to the close of trading on such date of exercise or (ii) on the date of exercise in the event that such exercise occurs after the close of trading on such date of exercise.

(d) Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise (the “Delivery Date”) or, at the request of the Holder (provided that the Warrant Stock is then freely tradeable under Rule 144 under the Securities Act), issued and delivered to the Depository Trust Company (“DTC”) account of the Holder or its designee on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) within a reasonable time, not exceeding three (3) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise. Notwithstanding the foregoing to the contrary, the Issuer or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on a holder’s behalf via DWAC if the Issuer and its transfer agent are participating in DTC through the DWAC system. The Holder shall deliver this original Warrant, or an indemnification undertaking with respect to such Warrant in the case of its loss, theft or destruction, at such time that this Warrant is fully exercised. With respect to partial exercises of this Warrant, the Issuer shall keep written records of the number of shares of Warrant Stock exercised as of each date of exercise.

(e) Transferability of Warrant. Subject to Section 2(g) hereof, this Warrant (together with all rights and obligations hereunder) may be transferred by a Holder, in whole or in part, without the consent of the Issuer. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, and new Warrant(s) shall be made and delivered by the Issuer to reflect such transfer, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All new Warrants issued on transfers or exchanges (i) shall be dated the Original Issue Date, (ii) shall be identical to this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto and (iii) shall be delivered to the Holder within a reasonable time, not exceeding three (3) Trading Days after written notice to the Issuer of such Holder’s request for such transfer or exchange. All expenses (other than transfer taxes) and charges related to the preparation, execution and delivery of any new Warrants by the Issuer pursuant to this Section 2(e) shall be paid by the Issuer.

(f) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

(g) Compliance with Securities Laws.

(i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

(ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE OF ASSURANCE REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

(iii) The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer. Such proposed transfer will not be effected until: (a) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Issuer with the Securities and Exchange Commission and has become effective under the Securities Act and the Holder has represented that the Warrant Stock has been or will be sold, (iii) the Issuer has received other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and applicable state securities laws are not required, or (iv) the Holder provides the Issuer with reasonable assurances acceptable to the Issuer that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or “blue sky” laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or “blue sky” laws has been effected or a valid exemption exists with respect thereto. The Issuer will respond to any such notice from a Holder within three (3) Trading Days. In the case of any proposed transfer under this Section 2(g), the Issuer will use reasonable efforts, at the Holder’s expense, to comply with any such applicable state securities or “blue sky” laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, or (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject. The restrictions on transfer contained in this Section 2(g) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant. Whenever a certificate representing the Warrant Stock is required to be issued to the Holder without a legend, in lieu of delivering physical certificates representing the Warrant Stock, the Issuer shall use its reasonable best efforts to cause its transfer agent to electronically transmit the Warrant Stock to the Holder by crediting the account of the Holder’s prime broker with DTC through its DWAC system (to the extent not inconsistent with any provisions of this Warrant). Notwithstanding the foregoing to the contrary, the Issuer or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on a holder’s behalf via DWAC if such exercise is in connection with a sale and the Issuer and its transfer agent are participating in DTC through the DWAC system.

(h) No Rights as Stockholder. A Warrant does not entitle the Holder thereof to any of the rights of a stockholder of the Issuer, including, without limitation, the right to receive dividends or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Issuer or any other matter.

3. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

(a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, when issued in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Holder and any income taxes attributable to the issuance and delivery of Common Stock upon exercise of this Warrant). The Issuer agrees that the shares of Warrant Stock so issued will be deemed to have been issued to the Holder as of the close of business on the date on which this Warrant and payment of the Warrant Price are delivered to the Issuer in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Issuer may then be closed or certificates representing such shares of Warrant Stock may not be actually delivered on such date. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of issuance upon exercise of this Warrant a number of shares of Common Stock equal to at least the aggregate number of shares of Common Stock necessary to provide for the exercise of this Warrant, as such necessary number of shares of Common Stock may be adjusted from time to time pursuant to Section 4 hereof.

(b) Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list or cause to have quoted any shares of Common Stock on any securities exchange or market it will, at its expense, list or cause to have quoted thereon, maintain and increase when necessary such listing or quotation, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed or quoted. The Issuer will also so list or cause to have quoted on each securities exchange or market, and will maintain such listing or quotation of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed or quoted on such securities exchange or market by the Issuer.

(c) Covenants.

(i) The Issuer shall not by any action including, without limitation, amending the certificate of incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (A) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (B) not amend or modify any provision of the certificate of incorporation or by-laws of the Issuer in any manner that would adversely affect the rights of the Holders of the Warrants, (C) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (D) use its best efforts to obtain all such authorizations, exemptions or consents from its stockholders and any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

(ii) The Issuer covenants that it will use commercially reasonable efforts to timely file all reports and other documents required to be filed by it under the Exchange Act other than Form 8-K reports (or, if the Issuer is not subject to such reporting requirements, it will, upon the request of any Holder, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will use commercially reasonable efforts to take such further action as any Holder may reasonably request, in each case to the extent required from time to time to enable such holder to sell the Warrants without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such rules may be amended from time to time, or (B) any successor rule or regulation hereafter adopted by the U.S. Securities and Exchange Commission. Upon the written request of any Holder, the Issuer will deliver to such Holder a written statement as to whether it has complied with such requirements.

(d) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

4. Adjustment of Warrant Price and Number of Shares Issuable Upon Exercise. The Warrant Price and the Warrant Share Number shall be subject to adjustment from time to time as set forth in this Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with the notice provisions set forth in Section 5.

(a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale. In case the Issuer after the Original Issue Date shall do any of the following (each, a “Triggering Event”): (i) consolidate or merge with or into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or (ii) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for securities of any other Person or cash or any other property, or (iii) effect a share exchange or similar transaction with any other Person, or (iv) transfer all or substantially all of its properties or assets to any other Person, or (v) effect a capital reorganization or reclassification of its Capital Stock (other than any transaction covered by Section 4(b) hereof), then, and as a condition to each such Triggering Event, proper and adequate provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised in full prior to such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the number or amount of the securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto (including the right of a shareholder to elect the type of consideration it will receive upon a Triggering Event), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 4. In determining the kind and amount of cash, securities or other property receivable upon exercise of this Warrant following the consummation of such Triggering Event, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Triggering Event, then the Holder shall have the right to make a similar election upon exercise of this Warrant with respect to the kind and amount of cash, securities and/or other property which the Holder will receive upon exercise of this Warrant.

(b) Stock Dividends, Subdivisions and Combinations. If at any time the Issuer shall:

(i) make or issue, or set a record date for the holders of the Common Stock for the purpose of entitling them to receive, a dividend payable in, or other distribution of, shares of Common Stock,

(ii) subdivide or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

(iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to such record date or effective date would own or be entitled to receive after such date, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price in effect immediately prior to such record date or effective date multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the new number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment as determined in accordance with this Section 4(b).

(c) Certain Other Distributions. If at any time the Issuer shall make or issue, or set a record date for the holders of the Common Stock for the purpose of entitling them to receive, any dividend or other distribution of:

(i) cash (other than a regular cash dividend payable out of surplus or net profits legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer on a quarterly, semi-annual or annual basis pursuant to a publicly announced dividend policy),

(ii) any evidences of indebtedness of the Issuer or any of its Subsidiaries, or any shares of Capital Stock of any Person or any other securities or property of any nature whatsoever of any Person (other than cash, Common Stock Equivalents or Additional Shares of Common Stock), or

(iii) any warrants or other rights to subscribe for or purchase any evidences of indebtedness of the Issuer or any of its Subsidiaries, any shares of Capital Stock of any Person or any other securities or property of any nature whatsoever of any Person (other than cash, Common Stock Equivalents or Additional Shares of Common Stock),

then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the Fair Market Value of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the new number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision, combination or reclassification, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

(d) Issuance of Additional Shares of Common Stock.

(i) In the event the Issuer shall at any time following the Original Issue Date sell or issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections (a) through (c) of this Section 4) without consideration or at a price per share that is lower than the Per Share Market Value on the last Trading Day immediately preceding the earlier of the date of announcement of such sale or issuance and the date on which the price for such sale or issuance is agreed or fixed, then the number of shares of Common Stock for which this Warrant is exercisable immediately after such sale or issuance shall be adjusted to equal the number determined by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such sale or issuance by a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately after such sale or issuance and (ii) the denominator of which shall be (x) the number of shares of Common Stock which the aggregate consideration received for such sale or issuance would purchase at such Per Share Market Value plus (y) the number of shares of Common Stock outstanding immediately prior to such sale or issuance. In such event, the Warrant Price shall be adjusted to that price determined by multiplying the Warrant Price then in effect by a fraction, the numerator of which is the number of shares of Common Stock issuable upon the exercise of this Warrant before such adjustment, and the denominator of which is the new number of shares of Common Stock issuable upon exercise of this Warrant determined in accordance with the immediately preceding sentence.

(ii) No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (i) of this Section 4(d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any Common Stock Equivalents, if any such adjustment shall previously have been made upon the issuance of such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4(e).

(e) Issuance of Common Stock Equivalents. If at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which the Common Stock is issuable upon such conversion or exchange shall be less than the Per Share Market Value on the last Trading Day immediately preceding the earliest of such record date, the date of announcement of such sale or issuance and the date on which the price for such sale or issuance is agreed or fixed, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended or adjusted shall be less than the Per Share Market Value on the last Trading Day immediately preceding the date of such amendment or adjustment, then the Warrant Price then in effect shall be adjusted as provided in Section 4(d). For purposes of the adjustment provided for in Section 4(d), the shares of Common Stock issuable upon the conversion or exchange of any such Common Stock Equivalent purchase shall be deemed to be issued and outstanding as of the date of such sale and issuance of such Common Stock Equivalent. No further adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Common Stock Equivalents.

(f) Superseding Adjustment. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall have been made pursuant to Section 4(e) as the result of any sale or issuance of Common Stock Equivalents, and (i) such Common Stock Equivalents, or the right of conversion or exchange in such Common Stock Equivalents, shall expire, and all or a portion of such or the right of conversion or exchange with respect to all or a portion of such Common Stock Equivalents, as the case may be, shall not have been exercised, or (ii) the consideration per share for which shares of Common Stock are issuable pursuant to such Common Stock Equivalents changes, then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Upon the occurrence of an event set forth in this Section 4(f), there shall be a recomputation made of the effect of such Common Stock Equivalents on the basis of: (i) treating the number of Additional Shares of Common Stock theretofore actually issued or issuable pursuant to the previous exercise of Common Stock Equivalents or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and (ii) treating any such Common Stock Equivalents which then remain outstanding as having been granted or issued immediately after the time of such change of the consideration per share for which Additional Shares of Common Stock are issuable under such Common Stock Equivalents; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

(g) Other Provisions applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect provided for in this Section 4:

(i) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). In connection with any merger or consolidation in which the Issuer is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Issuer shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration received by the Issuer in respect of its issuance of any Additional Shares of Common Stock or Common Stock Equivalents in such merger or consolidation shall be deemed to be the Fair Market Value of such portion of the assets and business of the nonsurviving corporation as the Board may determine to be attributable to such Additional Shares of Common Stock or Common Stock Equivalents, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Issuer for issuing such warrants or other rights plus the additional consideration payable to the Issuer upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Common Stock Equivalents shall be the consideration received by the Issuer for issuing warrants or other rights to subscribe for or purchase such Common Stock Equivalents, plus the consideration paid or payable to the Issuer in respect of the subscription for or purchase of such Common Stock Equivalents, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such Common Stock Equivalents. In the event any consideration received by the Issuer for any securities consists of property other than cash or securities acquired in exchange therefor, the value thereof at the time of issuance or as otherwise applicable shall be equal to the Fair Market Value of such property or such securities. In the event Common Stock is issued with other shares or securities or other assets of the Issuer for consideration which covers both, the consideration computed as provided in this Section 4(g)(i) shall be allocated among such securities and assets as determined in good faith by the Board.

(ii) Timing of Adjustments. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision, combination or reclassification of shares of the Common Stock, as provided for in Section 4(b)) up to but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one-half percent (0.5%) of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment; provided, however, that the Issuer upon request shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder’s right to receive such additional shares, upon the occurrence of the event requiring such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

(iii) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest one one-hundredth (1/100th) of a share and calculations of dollar amounts shall be made to the nearest one-tenth (1/10th) of a cent.

(iv) When Adjustment Not Required. If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(v) Adjustment for Unspecified Actions. If the Issuer takes any action affecting the Common Stock, other than actions described in this Section 4, which in the opinion of the Board would materially and adversely affect the exercise rights of the Holder, the Warrant Price and/or the number of shares of Common Stock received upon exercise of the Warrant shall be adjusted for the Holder’s benefit, to the extent permitted by law, in such manner, and at such time, as the Board after consultation with the Holder shall reasonably determine to be equitable in the circumstances.

(vi) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 4, the Issuer shall take any action which is necessary, including obtaining regulatory, NYSE Amex (or any other applicable securities exchange or market) or stockholder approvals or exemptions, in order that the Issuer may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock that the Holder is entitled to receive upon exercise of this Warrant pursuant to this Section 4, it being understood that the Issuer shall not be required to seek the consent of any Holder prior to the taking of any action which would require an adjustment pursuant to this Section 4.

(vii) Adjustment Rules. Any adjustments pursuant to this Section 4 shall be made successively whenever an event referred to herein shall occur. If an adjustment in Warrant Price made hereunder would reduce the Warrant Price to an amount below par value of the Common Stock, then such adjustment in Warrant Price made hereunder shall reduce the Warrant Price to the par value of the Common Stock.

(viii) Adjustments Pursuant to Credit Agreement. In the event of an Equity Sale or Debt Exchange (as such terms are defined in the Credit Agreement), no adjustments shall be required pursuant to this Section 4 for such Equity Sale or Debt Exchange, and the only adjustments required shall be those required by the second paragraph of Section 5.14(b) of the Credit Agreement.

(h) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

(i) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

5. Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an “adjustment”), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant no later than promptly (and in no event later than one business day) after each event giving rise to an adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate shall, at the option of the Holder of this Warrant or the Issuer, be resolved pursuant to the Appraisal Procedure. In the event of a transfer of all or a portion of this Warrant pursuant to the terms hereof resulting in multiple Holders of portions of this Warrant, a majority in interest of Holders shall act on behalf of all Holders with respect to any disputes, including, but not limited to, with respect to the Appraisal Procedure.

6. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Issuer shall round the number of shares to be issued upon exercise up or down to the nearest whole number of shares.

7. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock to the Holder upon the exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Issuer.

8. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a business day, then such action may be taken or such right may be exercised on the next succeeding day that is a business day.

9. Registry of Warrant. The Issuer shall maintain at its principal office or agency a registry showing the name and address of the Holder as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Issuer, and the Issuer shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

10. Prohibited Actions. The Issuer agrees that it will not take any action which would entitle the Holder to an adjustment of the Warrant Price if the total number of shares of Common Stock issuable after such action upon exercise of this Warrant, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of shares of Common Stock then authorized by its certificate of incorporation.

11. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such Person, whether through the ownership of voting securities by contract or otherwise.

“Additional Shares of Common Stock” means all shares of Common Stock issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except: (i) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation involving a Person that is not an Affiliate of the Issuer or its Affiliates which has been duly approved by the Board, (ii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the Original Issue Date, including, but not limited to, securities issued pursuant to the MSD Warrants (so long as the conversion terms or exercise price of any such securities are not amended to lower such price and/or adversely affect the Holders), (iii) the Warrant Stock, (iv) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Issuer’s stock option plans and employee stock purchase plans outstanding as they exist from time to time or employment agreements with employees of the Issuer or its Subsidiaries if the purchase price or exercise price per share, as applicable, of Common Stock on the date of such issuance or grant equals or exceeds the Per Share Market Value on the date of such issuance or grant and (v) any securities issued pursuant to the exercise of the Other Lion Warrants.

“Appraisal Procedure” means a procedure whereby two Independent Appraisers, one chosen by the Issuer and one by the Holder (or if there is more than one Holder, a majority in interest of Holders), shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other appointing its appraiser within ten (10) days after the Appraisal Procedure is invoked. If within thirty (30) days after appointment of the two appraisers they are unable to agree upon the amount in question, a third Independent Appraiser shall be chosen within ten (10) days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the appraisal of the subject matter to be appraised. The decision of the third appraiser so appointed and chosen shall be given within thirty (30) days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive on the Issuer and the Holder or Holders; otherwise, the average of all three determinations shall be binding and conclusive on the Issuer and the Holder or Holders. The costs of conducting any Appraisal Procedure shall be shared equally by the Holder or Holders, on the one hand, and the Issuer, on the other hand, except (A) the fees and expenses of the appraiser appointed by the Issuer and any other costs incurred by the Issuer shall be borne by the Issuer, (B) the fees and expenses of the appraiser appointed by the Holder or Holders and any other costs incurred by the Holder or Holders shall be borne by such Holder or Holders, and (C) if such Appraisal Procedure shall result in a determination that is disparate by 10% or more from the Issuer’s initial determination, all costs of conducting such Appraisal Procedure shall be borne by the Issuer; provided, that, in the event that there are multiple Holders of portions of this Warrant, a majority in interest of Holders shall act on behalf of all Holders with respect to any Appraisal Procedure and the Issuer in no event will be required to bear the costs and expenses of more than one counsel representing such Holders.

“Board” shall mean the Board of Directors of the Issuer.

“Capital Stock” means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

“Common Stock” means the Common Stock, $0.0001 par value per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

“Common Stock Equivalent” means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security, but not including the Other Lion Warrants.

“Convertible Securities” means evidences of indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term “Convertible Security” means one of the Convertible Securities.

“Credit Agreement” means the Credit Agreement, dated as of March 13, 2009, as it may be amended, amended and restated, supplemented or otherwise modified from time to time, among the Issuer, certain subsidiaries of the Issuer as facility guarantors, Wilmington Trust FSB, in its capacity as administrative agent and in its capacity as collateral agent thereunder, Lion Capital (Americas) Inc., as a lender, and Lion/Hollywood L.L.C., as a lender, and the other lenders from time to time party thereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property, as determined by the Board acting in good faith, assuming a willing buyer and a willing seller, provided that no minority or illiquidity discount shall be taken into account and no consideration shall be given to any restrictions on transfer, or to the existence or absence of, or any limitations on, voting rights.

“Governmental Authority” means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

“Holder” mean the Persons who shall from time to time own this Warrant.

“Independent Appraiser” means an independent nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

“Issuer” means American Apparel, Inc., a Delaware corporation, and its successors.

“MSD Warrants” means the Warrants to Purchase 1,000,000 Shares of Common Stock of the Issuer, dated December 19, 2008, issued to SOF Investments, L.P.—Private IV.

“NYSE Amex” means the NYSE Amex, and its successors.

“Original Issue Date” means March 24, 2011.

“OTC Bulletin Board” means the over-the-counter electronic bulletin board.

“Other Common” means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

“Other Lion Warrants” means (i) the Warrant to Purchase 16,000,000 shares of Common Stock of the Issuer, dated March 13, 2009, issued to Lion/Hollywood L.L.C. and (ii) any other warrants issued to Lion/Hollywood L.L.C. or its Affiliates pursuant to Section 5.14(b) of the Credit Amendment, in the case of each of clauses (i) and (ii) as such warrants have been and subsequently may be amended or otherwise modified from time to time.

“Person” means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

“Per Share Market Value” means on any particular date (a) the last sale price per share of the Common Stock on such date on the NYSE Amex or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the closing bid price or last sale price, as applicable, on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the NYSE Amex or any registered national stock exchange, the closing bid price or last sale price, as applicable, for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the “Pink Sheet” quotes for the five (5) Trading Days preceding such date of determination, or (d) if the Common Stock is not then publicly traded the Fair Market Value of a share of Common Stock; provided, that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period.

“Securities” means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. “Security” means one of the Securities.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture, limited liability company or other entity (a) of which such Person or a subsidiary of such Person is a general partner or (b) of which a majority of the voting securities or other voting interests, or a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or persons performing similar functions with respect to such entity, is directly or indirectly owned by such Person and/or one or more subsidiaries thereof.

“Term” has the meaning specified in Section 1 hereof.

“Trading Day” means (a) a day on which the Common Stock is traded on the NYSE Amex, or (b) if the Common Stock is not traded on the NYSE Amex, a day on which the Common Stock is quoted in the over-the-counter market as reported by the OTC Bulletin Board or by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the

Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

“Warrant” means this Warrant.

“Warrant Price” initially means $1.11, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant or in the Credit Agreement, including Section 4 hereof.

“Warrant Share Number” means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise in full of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

“Warrant Stock” means Common Stock issuable upon exercise of this Warrant.

12. Other Notices. In case at any time:

(A) the Issuer shall make any distributions to the holders of Common Stock; or

(B) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or other rights; or

(C) there shall be any reclassification of the Capital Stock of the Issuer; or

(D) there shall be any capital reorganization by the Issuer; or

(E) there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer’s property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary of the Issuer); or

(F) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty (20) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the Issuer’s transfer books are closed in respect thereto. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

13. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended by a written instrument or written instruments executed by the Issuer and the Holder. Compliance with any term, covenant, agreement or condition in this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) by a written instrument or written instruments executed by the party or parties to be bound thereby. Any failure or delay to exercise any rights hereunder or remedies with respect hereto shall not constitute a waiver of any such rights or remedies.

14. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Issuer and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 14 shall affect or limit any right to serve process in any other manner permitted by law. The Issuer and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Warrant, shall be entitled to reimbursement for reasonable legal fees and other costs of such proceeding from the non-prevailing party. THE PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

15. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur, and addressed to the party to be notified at the address indicated below for the Issuer, or at the address for the Holder set forth in the registry maintained by the Issuer pursuant to Section 9, or at such other address and/or telecopy or facsimile number and/or to the attention of such other person as the Issuer or the Holder may designate by written notice.

If to the Issuer:

American Apparel, Inc.

747 Warehouse Street

Los Angeles, California 90021-1106

Attention: General Counsel

Tel. No.: (213) 488-0266

Fax No.: (213) 201-3062

with copies (which copies shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

300 South Grand Avenue, Suite 3400

Los Angeles, CA 90071

Attention: Jeffrey H. Cohen & David C. Eisman

Tel. No.: (213) 687-5288 and (213) 687-5381

Fax No.: (213) 621-5288 and (213) 621-5381

16. Warrant Agent. The Issuer may, by written notice to the Holder of this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (e) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

17. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, in addition to any other remedies available to the Holder at law or in equity, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

18. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or holder of Warrant Stock.

19. Merger or Consolidation of the Corporation. In connection with any merger or consolidation of the Issuer into, or sale, transfer or lease of all or substantially all of the Issuer’s property to, any other Person, the Issuer will (a) cause the successor entity, transferee or lessee, as the case may be (if not the Issuer), to assume the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Issuer or (b) the agreement providing for such merger, consolidation or sale to expressly provide for adjustments to the Warrant in accordance with the terms and conditions hereof or for the payment to the Holders in accordance with the terms and conditions hereof in respect of any Warrants held by such Holders as if such Warrants were exercised.

20. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

21. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

(Remainder of Page Intentionally Left Blank)

IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

AMERICAN APPAREL, INC.

By:	/s/ Glenn A. Weinman
Name:	Glenn A. Weinman
Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to Warrant]

EXERCISE FORM

WARRANT

AMERICAN APPAREL, INC.

The undersigned,                     , pursuant to the provisions of the within Warrant, hereby elects to purchase                      shares of Common Stock of American Apparel, Inc. covered by the within Warrant.

Dated:	Signature

Address

The undersigned intends that payment of the Warrant Price shall be made as (check one or both):

Cash Exercise

Cashless Exercise

If the Holder has elected a Cash Exercise (in whole or in part), the Holder shall pay the sum of $      by certified or official bank check (or via wire transfer) to the Issuer in accordance with the terms of the Warrant.

If the Holder has elected a Cashless Exercise (in whole or in part), a certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is                     . The Issuer shall pay a cash adjustment in respect of the fractional portion of the product of the calculation set forth below in an amount equal to the product of the fractional portion of such product and the Per Share Market Value on the date of exercise, which product is                     .

X = Y	–	(A)(Y)
B

Where:

The number of shares of Common Stock to be issued to the Holder pursuant to the exercise of the Warrant by Cashless Exercise              (“X”).

The number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised by Cashless Exercise              (“Y”).

The Warrant Price              (“A”).

The Per Share Market Value on (i) the Trading Day immediately prior to the date of exercise in the event that such exercise occurs prior to the close of trading on such date of exercise or (ii) on the date of exercise in the event that such exercise occurs after the close of trading on such date of exercise              (“B”).

ASSIGNMENT

FOR VALUE RECEIVED,                      hereby sells, assigns and transfers unto                      the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint                     , attorney, to transfer the said Warrant on the books of the within named corporation.

Dated:	Signature

Address

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED,                      hereby sells, assigns and transfers unto                      the right to purchase                      shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint                     , attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated:	Signature

Address

FOR USE BY THE ISSUER ONLY:

This Warrant No. W-             canceled (or transferred or exchanged) this              day of             ,             , shares of Common Stock issued therefor in the name of                     , Warrant No. W-             issued for                      shares of Common Stock in the name of                     .